SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 6, 2003
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                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                 0-22268             33-0371079
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    (State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
          of incorporation)                                 Identification No.)




                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007
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Item 5.  Other Events

     On February 6, 2003, National R.V. Holdings, Inc. (the "Company") along with its two wholly owned subsidiaries, Country Coach, Inc. and National R.V., Inc. entered into a loan modification agreement (the "Modification Agreement") to the Company's existing secured revolving credit facility in the amount of $15,000,000.00 with UPS Capital Corporation. The Modification Agreement modified the existing credit facility by, among other provisions, increasing the maximum amount available under the facility to $20,000,000 for a 120 day period.

Item 7.  Exhibits

     10.1 Loan Modification Agreement No. 1 dated as of February 6, 2003 between UPS Capital Corporation and National R.V. Holdings, Inc., National R.V. Inc., and Country Coach, Inc.



323677



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                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               NATIONAL R.V. HOLDINGS, INC.



                                 By:      /s/ Mark D. Andersen
                                ---------------------------------
                                         Mark D. Andersen
                                      Chief Financial Officer



Date:  February 14, 2003